UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
FVCBankcorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)
11325 Random Hills Road
Fairfax, Virginia 22030
(Address of Principal Executive Offices) (Zip Code)
(703) 436-3800
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 20, 2026 (the “Annual Meeting”). The matters considered and voted on by the shareholders at the annual meeting and vote of the shareholders were as follows:

1.To elect directors of the Company for a one year term, expiring at the 2027 Annual Meeting of Shareholders:

	For	Withhold
David W. Pijor	13,808,159	141,494
L. Burwell Gunn	13,378,881	570,772
Marc N. Duber	13,901,582	48,071
Patricia A. Ferrick	13,880,419	69,234
Meena Krishnan	13,638,060	311,593
Scott Laughlin	13,804,458	145,195
Devin Satz	13,545,008	404,645
Lawrence W. Schwartz	13,698,336	251,317
Sidney G. Simmonds	13,762,429	187,224
Daniel M. Testa	13,494,371	455,282
Philip “Trey” R. Wills III	13,867,146	82,507
Steven M. Wiltse	13,796,683	152,970

There were 1,601,411 broker non-votes in the election of directors.

2.To approve the following (non-binding) resolution: Resolved, that the shareholders of FVCBankcorp, Inc., approve the Company’s named executive officer compensation disclosed in the Proxy Statement pursuant to the rules of the Securities and Exchange Commission

For	Against	Abstain
10,815,796	3,051,749	82,108

3.Proposal to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2026:

For	Against	Abstain
15,453,597	81,141	16,326

There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	2026 Annual Shareholder Meeting Presentation

104	The cover page from the Company’s Form 8-K with a date on report of May 20, 2026, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Senior Executive Vice President and Chief Financial Officer

Dated: May 21, 2026